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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 2004


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                           iLinc Communications, Inc.
             (Exact name of Registrant as specified in its charter)



          Delaware                         1-13725              76-0545043
(State or other jurisdiction      (Commission File Number)  (I.R.S. Employer
of incorporation or organization)                            Identification No.)


  2999 North 44th Street, Suite 650, Phoenix, Arizona               85018
     (address of principal executive offices)                     (Zip code)




                                 (602) 952-1200
              (Registrant's telephone number, including area code)

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ITEM 7.           Financial Statements and Exhibits


The following exhibit is filed herewith:


Exhibit Number    Description

99.1              Press release dated April 20, 2004, issued by iLinc
                   Communications, Inc.  Filed herewith.



ITEM 9.           Regulation FD Disclosure


On April 20, 2004, iLinc Communications, Inc. issued a press release, a copy of which is furnished as Exhibit 99.1 to this current report.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         iLinc Communications, Inc.


                                         By: /s/ James M. Powers
                                         -------------------------------------
                                         President and Chief Executive Officer
Date:  April 20, 2004







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                                  EXHIBIT INDEX


Exhibit Number    Description of Exhibit
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99.1              Copy of press release issued by iLinc Communications on
                   April 20, 2004